UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                   FORM N-CSRS

              CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT
                              INVESTMENT COMPANIES

Investment Company Act file number 811-8621

Name of Fund: MuniHoldings New Jersey Insured Fund, Inc.

Fund Address: P.O. Box 9011
              Princeton, NJ 08543-9011

Name and address of agent for service: Terry K. Glenn, President, MuniHoldings
        New Jersey Insured Fund, Inc., 800 Scudders Mill Road, Plainsboro, NJ 08536. Mailing address: P.O. Box 9011, Princeton, NJ 08543-9011

Registrant's telephone number, including area code: (609) 282-2800

Date of fiscal year end: 07/31/04

Date of reporting period: 08/01/03 - 01/31/04

Item 1 - Report to Shareholders

[LOGO] Merrill Lynch Investment Managers                         www.mlim.ml.com

                                        MuniHoldings New Jersey
                                        Insured Fund, Inc.

Semi-Annual Report
January 31, 2004

[LOGO] Merrill Lynch Investment Managers

MuniHoldings New Jersey Insured Fund, Inc.

The Benefits and Risks of Leveraging

MuniHoldings New Jersey Insured Fund, Inc. utilizes leverage to seek to enhance the yield and net asset value of its Common Stock. However, these objectives cannot be achieved in all interest rate environments. To leverage, the Fund issues Preferred Stock, which pays dividends at prevailing short-term interest rates, and invests the proceeds in long-term municipal bonds. The interest earned on these investments, net of dividends to Preferred Stock, is paid to Common Stock shareholders in the form of dividends, and the value of these portfolio holdings is reflected in the per share net asset value of the Fund's Common Stock. However, in order to benefit Common Stock shareholders, the yield curve must be positively sloped; that is, short-term interest rates must be lower than long-term interest rates. At the same time, a period of generally declining interest rates will benefit Common Stock shareholders. If either of these conditions change, then the risks of leveraging will begin to outweigh the benefits.

To illustrate these concepts, assume a fund's Common Stock capitalization of $100 million and the issuance of Preferred Stock for an additional $50 million, creating a total value of $150 million available for investment in long-term municipal bonds. If prevailing short-term interest rates are approximately 3% and long-term interest rates are approximately 6%, the yield curve has a strongly positive slope. The fund pays dividends on the $50 million of Preferred Stock based on the lower short-term interest rates. At the same time, the fund's total portfolio of $150 million earns the income based on long-term interest rates. Of course, increases in short-term interest rates would reduce (and even eliminate) the dividends on the Common Stock.

In this case, the dividends paid to Preferred Stock shareholders are significantly lower than the income earned on the fund's long-term investments, and therefore the Common Stock shareholders are the beneficiaries of the incremental yield. However, if short-term interest rates rise, narrowing the differential between short-term and long-term interest rates, the incremental yield pickup on the Common Stock will be reduced or eliminated completely. At the same time, the market value of the fund's Common Stock (that is, its price as listed on the New York Stock Exchange) may, as a result, decline. Furthermore, if long-term interest rates rise, the Common Stock's net asset value will reflect the full decline in the price of the portfolio's investments, since the value of the fund's Preferred Stock does not fluctuate. In addition to the decline in net asset value, the market value of the fund's Common Stock may also decline.

As a part of its investment strategy, the Fund may invest in certain securities whose potential income return is inversely related to changes in a floating interest rate ("inverse floaters"). In general, income on inverse floaters will decrease when short-term interest rates increase and increase when short-term interest rates decrease. Investments in inverse floaters may be characterized as derivative securities and may subject the Fund to the risks of reduced or eliminated interest payments and losses of investment principal. In addition, inverse floaters have the effect of providing investment leverage and, as a result, the market value of such securities will generally be more volatile than that of fixed rate, tax-exempt securities. To the extent the Fund invests in inverse floaters, the market value of the Fund's portfolio and the net asset value of the Fund's shares may also be more volatile than if the Fund did not invest in these securities. As of January 31, 2004, the percentage of the Fund's net assets invested in inverse floaters was 3.97%, before the deduction of Preferred Stock.

Swap Agreements

The Fund may also invest in swap agreements, which are over-the-counter contracts in which one party agrees to make periodic payments based on the change in market value of a specified bond, basket of bonds, or index in return for periodic payments based on a fixed or variable interest rate or the change in market value of a different bond, basket of bonds or index. Swap agreements may be used to obtain exposure to a bond or market without owning or taking physical custody of securities.


2       MUNIHOLDINGS NEW JERSEY INSURED FUND, INC.      JANUARY 31, 2004

A Letter From the President

Dear Shareholder

In my 35 years in the asset management business, 2003 was among the more memorable. The year, which opened with geopolitical turmoil, unrelenting economic uncertainty and a dismal continuation of a three-year equity market slump, vigorously reversed course in the months that followed.

As we entered 2004, the equity markets maintained their positive momentum from year-end 2003. For the six-month and 12-month periods ended January 31, 2004, the Standard & Poor's (S&P) 500 Index returned +15.23% and +34.57%, respectively. In the fixed income markets, investors willing to accept the greatest risk were rewarded the most. This trend held true in the municipal bond market, where high yield issues generally outperformed investment grade bonds. For the six-month and 12-month periods ended January 31, 2004, the Lehman Brothers Non-Investment Grade Index of municipal bonds posted respective returns of +9.99% and +15.33%.

The major signposts indicate that we are seeing a shift from economic growth fueled primarily by fiscal and monetary stimulus to a broader-based, self-sustaining economic expansion. Gross domestic product growth, which peaked at an annualized rate of 8.2% in the third quarter of 2003, is estimated at a more sustainable 4% in the fourth quarter. That level of growth is expected to repeat itself in the first quarter of 2004. For its part, the Federal Reserve Board has reiterated its willingness to keep short-term interest rates at current low levels to ensure the economy's strength.

Accompanying the increase in economic activity was an improvement in corporate earnings. By the end of January, 298 of the S&P 500 companies had reported their fourth-quarter results, and 67.4% of those exceeded expectations. In the meantime, the American consumer, who continued to spend despite the faltering economy, may get further incentive from another round of Federal tax refunds in 2004.

At Merrill Lynch Investment Managers, we believe the events and efforts of 2003 leave us with a much stronger economy and recent optimism suggests it is time for investors to consider what can go right in 2004. We encourage you to revisit your portfolio and your asset allocation strategy to ensure you are well positioned to take advantage of the opportunities that lie ahead.

We thank you for trusting Merrill Lynch Investment Managers with your investment assets, and we look forward to serving you in the months and years ahead.

                                                Sincerely,


                                                /s/ Terry K. Glenn

                                                Terry K. Glenn
                                                President and Director


        MUNIHOLDINGS NEW JERSEY INSURED FUND, INC.      JANUARY 31, 2004       3

[LOGO] Merrill Lynch Investment Managers

A Discussion With Your Fund's Portfolio Manager

      With interest rates at historically low levels during the period, we remained focused on generating yield while limiting the Fund's sensitivity to future interest rate changes.

Discuss the recent market environment relative to municipal bonds.

Over the past six months, long-term fixed income interest rates generally declined as the U.S. economy gained strength. Gross domestic product growth expanded at an annualized rate of 8.2% in the third quarter of 2003, with fourth-quarter growth estimated at 4.0%. These figures were well above the 1.4% rate of growth registered in the first quarter of 2003. Despite the strong growth, the Federal Reserve Board seemed apt to leave short-term interest rates at their current low levels, citing subdued employment growth and the absence of material inflationary pressures.

While short-term interest rates remained at historic lows, long-term interest rates generally declined over the past six months. At the end of January 2004, long-term U.S. Treasury bond yields stood at 4.96%, having dropped 40 basis points (.40%) from six months earlier. In the tax-exempt bond market, long-term revenue bond yields also fell 40 basis points to 5.02%, as measured by the Bond Buyer Revenue Bond Index. Both 30-year and 10-year Aaa-rated municipal issues -- the highest rated -- saw their yields decrease approximately 50 basis points during the six-month period ended January 31, 2004, as reported by Municipal Market Data.

Although improving U.S. equity markets took some attention away from fixed income markets, overall demand for tax-exempt products remained positive. With tax-exempt money market rates at or below 1% and low nominal municipal bond yields in general, many investors have moved increasingly further out on the municipal yield curve to generate the desired level of tax-exempt income. This gravitation toward longer maturities helped support the strong demand and performance exhibited by tax-exempt products during the period.

The municipal bond market's performance also benefited from a notable improvement in supply/demand dynamics. In recent months, the pace of new municipal bond issuance has greatly declined. For the 12 months ended January 31, 2004, municipalities issued more than $375 billion in new securities, an increase of approximately 5% compared to last year's issuance. Historically low interest rates over the past year encouraged municipalities to finance existing infrastructure needs and to refinance outstanding, higher-coupon debt. Over the past six- and three-month periods, however, new issuance fell 11.5% and 13%, respectively, compared to the same periods a year earlier. This decline in supply helped strengthen the municipal market's positive technical position and enhanced recent performance.

Describe conditions in the State of New Jersey.

New Jersey remains one of the wealthiest states in the nation with high personal income levels and strong house price appreciation. Offsetting these strengths are New Jersey's high debt and tax burden.

During the first half of the state's 2003 fiscal year (which closes on June 30, 2004), state revenues modestly exceeded budget projections. This was primarily because of better-than-expected tax collections, particularly with regard to the corporate business tax (CBT). The CBT was restructured in 2003 to help balance the budget and to provide ongoing revenues. Facing another budget shortfall of approximately $5 billion for fiscal year 2004, the state continued to seek permanent sources of income. It increased cigarette and casino industry taxes and implemented a new hotel occupancy tax. Despite these measures, the 2004 budget remained structurally unbalanced and the state reduced its pension payment ($730 million) and used its remaining tobacco securitization revenues ($1.5 billion) to help close the gap. These one-time items will not be available to balance the 2005 budget, which is projected to have a $4 billion gap.

For its part, New Jersey's economy includes superior higher-education and health care sectors and a robust pharmaceutical industry. In an effort to attract and retain more business, the state expanded the Business Employment Incentive Program (BEIP) under which it provides grants to businesses. The state issued $60 million in taxable bonds in December 2003 as part of its $300 million plan to secure a permanent funding source for BEIP. In November 2003, voters approved an additional $150 million for open space purchases and a $150 million bonding capacity for the Garden State Preservation Trust.

How did the Fund perform during the period in light of the existing market conditions?

For the six-month period ended January 31, 2004, the Common Stock of MuniHoldings New Jersey Insured Fund, Inc. had net annualized yields of 5.85% and 6.11%, based on a period-end per share net asset value of $15.57 and a per


4       MUNIHOLDINGS NEW JERSEY INSURED FUND, INC.      JANUARY 31, 2004
share market price of $14.91, respectively, and $.459 per share income dividends. Over the same period, the total investment return on the Fund's Common Stock was +11.14%, based on a change in per share net asset value from $14.46 to $15.57, and assuming reinvestment of $.456 per share ordinary income dividends.

For the six-month period ended January 31, 2004, the Fund's Auction Market Preferred Stock (AMPS) had average yields as follows: Series A, .84%; Series B, ..86%; Series C, .92%; Series D, .86%; and Series E, .79%.

The Fund's performance, based on net asset value, exceeded the +10.56% average return of the Lipper New Jersey Municipal Debt Funds category for the six-month period ended January 31, 2004. (Funds in this Lipper category limit their investment to those securities exempt from taxation in the state of New Jersey.) The relative performance was particularly favorable given the Fund's conservative investment parameters. Unlike many other funds in the Lipper group, the Fund is precluded from investing in the more speculative grade bonds, which happened to be the best performers in the fixed income marketplace during the period. In addition, the Fund did not employ leverage to the same extent as several of its peers. Leverage -- investing borrowed assets to generate potentially higher returns -- generally benefits shareholders when interest rates are stable or declining, a phenomenon we witnessed over the past several months. Nevertheless, the Fund was able to maintain its higher credit quality profile while still providing an attractive yield and total return comparable to that of the Lipper category average.

For a description of the Fund's total investment return based on a change in the per share market value of the Fund's Common Stock (as measured by the trading price of the Fund's shares on the New York Stock Exchange), and assuming reinvestment of dividends, please refer to the Financial Highlights section included in this report. As a closed-end fund, the Fund's shares may trade in the secondary market at a premium or discount to the Fund's net asset value. As a result, total investment returns based on changes in the market value of the Fund's Common Stock can vary significantly from total investment return based on changes in the Fund's net asset value.

What changes were made to the portfolio during the period?

To take advantage of continued low interest rates, many issuers redeemed their bonds prior to maturity. We sought to reinvest the proceeds from the early calls while at the same time adopting a more defensive stance for the Fund. Because of the tendency for reinvestments to lengthen the portfolio's overall duration, we employed measures to achieve a more desirable average life for the portfolio. Maintaining the longer duration would have left the Fund vulnerable to future interest rate changes. Thus, we sold several of the portfolio's longer-dated securities since the distant maturity dates made these positions most vulnerable to a rise in interest rates. We reinvested the proceeds from those sales in high-quality callable bonds with low volatility characteristics. Late in the year, as another defensive measure, we initiated a modest hedge designed to insulate the portfolio from the risk associated with a rise in interest rates.

In terms of leverage, the Fund's borrowing costs remained between .75% - 1.25% during the period. These attractive funding levels, in combination with a steep tax-exempt yield curve, generated a significant income benefit to the Fund's Common Stock shareholders. Further declines in the Fund's borrowing costs would require significant easing of monetary policy by the Federal Reserve Board. While such action is not expected, neither is an imminent increase in short-term interest rates. We expect short-term borrowing costs to remain near current attractive levels for the coming months. However, should the spread between short-term and long-term interest rates narrow, the benefits of leverage will decline, and as a result, reduce the yield on the Fund's Common Stock. At the end of the period, the Fund's leverage amount, based on AMPS, was 38.26% of total assets. (For a more complete explanation of the benefits and risks of leveraging, see page 2 of this report to shareholders.)

How would you characterize the portfolio's position at the close of the period?

The portfolio was positioned for an expected rise in interest rates, as improving economic news at the close of the period heightened speculation over whether the Federal Reserve Board would shift its easing monetary policy. Although the Fund was more defensive than its peers, we believe this posture should benefit performance if market sentiment does cause interest rates to rise.

Theodore R. Jaeckel Jr.
Vice President and Portfolio Manager

February 12, 2004


        MUNIHOLDINGS NEW JERSEY INSURED FUND, INC.      JANUARY 31, 2004       5

[LOGO] Merrill Lynch Investment Managers

Schedule of Investments                                           (in Thousands)

           S&P         Moody's       Face
           Ratings     Ratings       Amount    Municipal Bonds                                                              Value
===================================================================================================================================
New Jersey--148.7%
-----------------------------------------------------------------------------------------------------------------------------------
           AAA         Aaa           $ 1,875   Atlantic Highlands, New Jersey, Highland Regional Sewer Authority, Sewer
                                               Revenue Refunding Bonds, 5.50% due 1/01/2020 (b)                           $   2,059
           ------------------------------------------------------------------------------------------------------------------------
                                               Camden County, New Jersey, Improvement Authority, Lease Revenue
                                               Bonds (c):
           AAA         Aaa             1,540         5.50% due 9/01/2010 (e)                                                  1,790
           AAA         Aaa             2,635         5.375% due 9/01/2019                                                     2,879
           ------------------------------------------------------------------------------------------------------------------------
           NR*         Aaa               430   Carteret, New Jersey, Board of Education, COP, 6% due 1/15/2024 (d)              494
           ------------------------------------------------------------------------------------------------------------------------
           AAA         Aaa             6,210   Casino Reinvestment Development Authority, New Jersey, Parking Fee
                                               Revenue Bonds, Series A, 5.25% due 10/01/2017 (c)                              6,768
           ------------------------------------------------------------------------------------------------------------------------
           AAA         Aaa             2,005   Delaware River and Bay Authority Revenue Bonds, Series A, 5.625% due
                                               1/01/2018 (a)                                                                  2,254
           ------------------------------------------------------------------------------------------------------------------------
           A-          A2              4,630   Delaware River Joint Toll Bridge Commission, New Jersey, Bridge Revenue
                                               Refunding Bonds, 5% due 7/01/2028                                              4,730
           ------------------------------------------------------------------------------------------------------------------------
                                               Delaware River Port Authority of Pennsylvania and New Jersey Revenue
                                               Bonds (c):
           AAA         Aaa             5,000         5.50% due 1/01/2012                                                      5,646
           AAA         Aaa             6,000         5.625% due 1/01/2013                                                     6,826
           AAA         Aaa               500         5.75% due 1/01/2015                                                        571
           AAA         Aaa             4,865         6% due 1/01/2018                                                         5,645
           AAA         Aaa             5,525         6% due 1/01/2019                                                         6,411
           AAA         Aaa             2,425         (Port District Project), Series B, 5.625% due 1/01/2026                  2,653
           ------------------------------------------------------------------------------------------------------------------------
           AAA         Aaa             7,895   East Orange, New Jersey, Board of Education, COP, 5.50% due 8/01/2012 (c)      9,181
           ------------------------------------------------------------------------------------------------------------------------
           NR*         Aaa             1,000   East Orange, New Jersey, Water Utility, GO, Refunding, 5.70% due
                                               6/15/2022 (a)                                                                  1,119
           ------------------------------------------------------------------------------------------------------------------------
           NR*         Aaa             4,000   Essex County, New Jersey, Improvement Authority, Lease Revenue Bonds
                                               (Correctional Facility Project), 6% due 10/01/2025 (b)                         4,566
           ------------------------------------------------------------------------------------------------------------------------
           AAA         Aaa             3,300   Essex County, New Jersey, Improvement Authority, Lease Revenue Refunding
                                               Bonds (County Jail and Youth House Project), 5.35% due 12/01/2024 (a)          3,528
           ------------------------------------------------------------------------------------------------------------------------
           NR*         Aaa             4,400   Essex County, New Jersey, Improvement Authority Revenue Bonds, Series A,
                                                     5% due 10/01/2028 (b)                                                    4,569
           ------------------------------------------------------------------------------------------------------------------------
           AAA         Aaa             2,705   Essex County, New Jersey, Improvement Authority, Utility System Revenue
                                               Bonds (East Orange Franchise), 6% due 7/01/2018 (d)                            3,123
           ------------------------------------------------------------------------------------------------------------------------
                                               Garden State Preservation Trust, New Jersey, Capital Appreciation Revenue
                                               Bonds (c):
           AAA         Aaa             5,750         Series A, 5% due 11/01/2020                                              6,119
           AAA         Aaa             9,000         Series B, 5.12%** due 11/01/2023                                         3,393
           AAA         Aaa            10,000         Series B, 5.20%** due 11/01/2025                                         3,365
           ------------------------------------------------------------------------------------------------------------------------
           AAA         Aaa             1,500   Hoboken, New Jersey, Parking Authority, Parking Revenue Bonds, Series A,
                                               5.30% due 5/01/2011 (a)(e)                                                     1,749
           ------------------------------------------------------------------------------------------------------------------------
           AAA         Aaa               765   Jersey City, New Jersey, GO, Refunding, Quality School, Series A, 5.375%
                                               due 9/01/2017 (c)                                                                847
           ------------------------------------------------------------------------------------------------------------------------
           AAA         Aaa             2,230   Jersey City, New Jersey, GO, Series B, 5.25% due 9/01/2023 (c)                 2,397
           ------------------------------------------------------------------------------------------------------------------------
           NR*         Aaa             5,250   Lafayette Yard, New Jersey, Community Development Revenue Bonds
                                               (Hotel/Conference Center Project--Trenton), 6% due 4/01/2010 (d)(e)            6,263
           ------------------------------------------------------------------------------------------------------------------------
           AAA         Aaa               825   Lopatcong Township, New Jersey, Board of Education, GO, 5.70% due
                                               7/15/2010 (c)(e)                                                                 967
           ------------------------------------------------------------------------------------------------------------------------
           AAA         Aaa             1,000   Marlboro Township, New Jersey, Board of Education, GO, 5.25% due
                                               7/15/2017 (c)                                                                  1,094
           ------------------------------------------------------------------------------------------------------------------------
           AAA         Aaa             1,550   Middlesex County, New Jersey, COP, 5.25% due 6/15/2023 (d)                     1,645

Portfolio Abbreviations

To simplify the listings of MuniHoldings New Jersey Insured Fund, Inc.'s portfolio holdings in the Schedule of Investments, we have abbreviated the names of many of the securities according to the list at right.

AMT        Alternative Minimum Tax (subject to)
COP        Certificates of Participation
DRIVERS    Derivative Inverse Tax-Exempt Receipts
EDA        Economic Development Authority
GO         General Obligation Bonds
RIB        Residual Interest Bonds


6       MUNIHOLDINGS NEW JERSEY INSURED FUND, INC.      JANUARY 31, 2004

Schedule of Investments (continued)                               (in Thousands)

           S&P         Moody's       Face
           Ratings     Ratings       Amount    Municipal Bonds                                                              Value
===================================================================================================================================
New Jersey (continued)
-----------------------------------------------------------------------------------------------------------------------------------
           AAA         Aaa           $ 1,375   Middlesex County, New Jersey, COP, Refunding, 5.50% due 8/01/2016 (d)      $   1,545
           ------------------------------------------------------------------------------------------------------------------------
                                               Middlesex County, New Jersey, Improvement Authority, Lease Revenue Bonds
                                               (Educational Services Commission Projects):
           AAA         Aa1             3,970         5.70% due 7/15/2020                                                      4,482
           AAA         Aa1             5,270         6% due 7/15/2025                                                         6,011
           ------------------------------------------------------------------------------------------------------------------------
           AAA         Aaa               500   Middlesex County, New Jersey, Improvement Authority Revenue Bonds (Senior
                                               Citizens Housing Project), AMT, 5.50% due 9/01/2030 (a)                          530
           ------------------------------------------------------------------------------------------------------------------------
                                               Monmouth County, New Jersey, Improvement Authority, Revenue Refunding
                                               Bonds (a):
           AAA         Aaa             1,540         5.35% due 12/01/2017                                                     1,704
           AAA         Aaa             1,470         5.375% due 12/01/2018                                                    1,621
           ------------------------------------------------------------------------------------------------------------------------
           NR*         Aaa             1,000   Monroe Township, New Jersey, Municipal Utilities Authority, Middlesex
                                               County Revenue Refunding Bonds, 5.25% due 2/01/2016 (b)                        1,100
           ------------------------------------------------------------------------------------------------------------------------
           AAA         Aaa             2,304   Mount Laurel Township, New Jersey, Board of Education, GO, 5.60% due
                                               8/01/2006 (b)(e)                                                               2,572
           ------------------------------------------------------------------------------------------------------------------------
           AAA         Aaa             1,000   New Jersey Building Authority, State Building Revenue Bonds, Series A,
                                               5.25% due 12/15/2012 (c)(e)                                                    1,152
           ------------------------------------------------------------------------------------------------------------------------
           AAA         Aaa             5,000   New Jersey EDA, Lease Revenue Bonds (University of Medicine and
                                               Dentistry--International Center for Public Health Project), 6% due
                                               6/01/2032 (a)                                                                  5,753
           ------------------------------------------------------------------------------------------------------------------------
                                               New Jersey EDA, Natural Gas Facilities Revenue Refunding Bonds, AMT (d):
           AAA         Aaa            18,920         (NUI Corporation Projects), Series A, 5.70% due 6/01/2032               20,026
           NR*         Aaa             3,155         RIB, Series 161, 10.14% due 6/01/2032 (f)                                3,524
           ------------------------------------------------------------------------------------------------------------------------
                                               New Jersey EDA, Parking Facility Revenue Bonds (Elizabeth Development
                                               Company Project) (b):
           AAA         Aaa             1,430         5.60% due 10/15/2019                                                     1,602
           AAA         Aaa             1,000         5.60% due 10/15/2026                                                     1,093
           ------------------------------------------------------------------------------------------------------------------------
           AAA         NR*             4,580   New Jersey EDA, Revenue Bonds, DRIVERS, Series 219, 10.772% due
                                               5/01/2016 (c)(f)                                                               6,157
           ------------------------------------------------------------------------------------------------------------------------
                                               New Jersey EDA, School Facilities Construction Revenue Bonds,
                                               Series A (a):
           AAA         Aaa             7,000         5.25% due 6/15/2017                                                      7,663
           AAA         Aaa             7,200         5.25% due 6/15/2018                                                      7,838
           ------------------------------------------------------------------------------------------------------------------------
                                               New Jersey EDA, State Lease Revenue Bonds (State Office Buildings
                                               Projects) (a):
           AAA         Aaa             3,000         6% due 6/15/2015                                                         3,506
           AAA         Aaa             4,620         6.25% due 6/15/2020                                                      5,444
           ------------------------------------------------------------------------------------------------------------------------
           AAA         Aaa             8,135   New Jersey EDA, Water Facilities Revenue Refunding Bonds (American
                                               Water), AMT, Series B, 5.125% due 4/01/2022 (a)                                8,522
           ------------------------------------------------------------------------------------------------------------------------
                                               New Jersey Health Care Facilities Financing Authority Revenue Bonds:
           AAA         Aaa             2,820         (Society of the Valley Hospital), 5.375% due 7/01/2025 (a)               2,981
           NR*         Baa2            3,135         (Somerset Medical Center), 5.50% due 7/01/2033                           3,149
           NR*         Baa1            5,440         (South Jersey Hospital), 6% due 7/01/2026                                5,688
           ------------------------------------------------------------------------------------------------------------------------
                                               New Jersey Health Care Facilities Financing Authority, Revenue Refunding
                                               Bonds:
           AAA         Aaa             4,000         (AHS Hospital Corporation), Series A, 6% due 7/01/2013                   4,765
           A-          A3              1,455         (Atlantic City Medical Center), 6.25% due 7/01/2017                      1,618
           A-          A3              3,500         (Atlantic City Medical Center), 5.75% due 7/01/2025                      3,693
           BBB+        NR*             1,775         (Holy Name Hospital), 6% due 7/01/2025                                   1,820
           AAA         Aaa             1,000         (Meridian Health System Obligation Group), 5.375% due 7/01/2024 (c)      1,053
           ------------------------------------------------------------------------------------------------------------------------
           AAA         Aaa             2,400   New Jersey Sports and Exposition Authority, State Contract Revenue Bonds,
                                               Series A, 6% due 3/01/2013 (d)                                                 2,794
           ------------------------------------------------------------------------------------------------------------------------
           AAA         Aaa             7,500   New Jersey State Educational Facilities Authority, Higher Education,
                                               Capital Improvement Revenue Bonds, Series A, 5.125% due 9/01/2022 (a)          7,935
           ------------------------------------------------------------------------------------------------------------------------
                                               New Jersey State Educational Facilities Authority Revenue Bonds (Capital
                                               Improvement Fund), Series A (c):
           AAA         Aaa             8,905         5.75% due 9/01/2017                                                     10,203
           AAA         Aaa             9,420         5.75% due 9/01/2018                                                     10,756


        MUNIHOLDINGS NEW JERSEY INSURED FUND, INC.      JANUARY 31, 2004       7

[LOGO] Merrill Lynch Investment Managers

Schedule of Investments (continued)                               (in Thousands)

           S&P         Moody's       Face
           Ratings     Ratings       Amount    Municipal Bonds                                                              Value
===================================================================================================================================
New Jersey (continued)
-----------------------------------------------------------------------------------------------------------------------------------
                                               New Jersey State Educational Facilities Authority, Revenue Refunding
                                               Bonds:
           AAA         Aaa           $ 2,375         (Rowan University), Series C, 5.25% due 7/01/2017 (b)                $   2,601
           AAA         Aaa             2,820         (Rowan University), Series C, 5.25% due 7/01/2018 (b)                    3,075
           AAA         Aaa             2,635         (Rowan University), Series C, 5.25% due 7/01/2019 (b)                    2,859
           AAA         Aaa             4,000         (University of Medicine and Dentistry), Series B, 5.25% due
                                                     12/01/2017 (a)                                                           4,264
           ------------------------------------------------------------------------------------------------------------------------
                                               New Jersey State Highway Authority, Garden State Parkway, General Revenue
                                               Refunding Bonds (e):
           AAA         Aaa             3,200         5.75% due 1/01/2010 (b)                                                  3,756
           AAA         Aaa             5,085         5.25% due 1/01/2012                                                      5,813
           ------------------------------------------------------------------------------------------------------------------------
                                               New Jersey State Housing and Mortgage Finance Agency, Home Buyer Revenue
                                               Bonds (d):
           AAA         Aaa             1,485         AMT, Series M, 6.95% due 10/01/2022                                      1,531
           AAA         Aaa             1,000         AMT, Series U, 5.60% due 10/01/2012                                      1,063
           AAA         Aaa             2,820         AMT, Series U, 5.65% due 10/01/2013                                      2,990
           AAA         Aaa             3,000         AMT, Series U, 5.75% due 4/01/2018                                       3,158
           AAA         Aaa             2,100         AMT, Series U, 5.85% due 4/01/2029                                       2,190
           AAA         Aaa             1,775         Series L, 6.65% due 10/01/2014                                           1,834
           ------------------------------------------------------------------------------------------------------------------------
           AAA         Aaa             2,440   New Jersey State Housing and Mortgage Finance Agency, Home Buyer Revenue
                                               Refunding Bonds, AMT, Series S, 5.95% due 10/01/2017 (d)                       2,567
           ------------------------------------------------------------------------------------------------------------------------
           AAA         Aaa             5,000   New Jersey State Transit Corporation, COP (Federal Transit Administration
                                               Grants), Series A, 6.125% due 9/15/2009 (a)(e)                                 5,931
           ------------------------------------------------------------------------------------------------------------------------
                                               New Jersey State Transportation Trust Fund Authority, Transportation
                                               System Revenue Bonds:
           AA-         Aa3             7,500         Series A, 6% due 6/15/2010 (e)                                           8,914
           AAA         Aaa             2,000         Series A, 5% due 6/15/2015 (c)                                           2,164
           AAA         NR*            10,000         Series A, 5.25% due 6/15/2015 (d)                                       11,029
           AA-         Aa3            12,600         Series C, 5.50% due 6/15/2019                                           14,002
           ------------------------------------------------------------------------------------------------------------------------
           AAA         Aaa            15,075   New Jersey State Transportation Trust Fund Authority, Transportation
                                               System Revenue Refunding Bonds, Series B, 6% due 12/15/2011 (d)(e)            18,172
           ------------------------------------------------------------------------------------------------------------------------
                                               New Jersey State Turnpike Authority, Turnpike Revenue Refunding Bonds (d):
           AAA         Aaa            20,000         Series A, 5.75% due 1/01/2019                                           22,648
           AAA         Aaa             1,165         Series C, 6.50% due 1/01/2016                                            1,438
           AAA         Aaa             4,355         Series C, 6.50% due 1/01/2016 (g)                                        5,386
           ------------------------------------------------------------------------------------------------------------------------
                                               North Bergen Township, New Jersey, Board of Education, COP (c):
           NR*         Aaa             1,250         5% due 12/15/2018                                                        1,333
           NR*         Aaa             1,000         6% due 12/15/2019                                                        1,174
           NR*         Aaa             1,580         6.25% due 12/15/2020                                                     1,884
           NR*         Aaa             1,680         6.25% due 12/15/2021                                                     1,995
           ------------------------------------------------------------------------------------------------------------------------
           NR*         Aaa             3,035   Orange Township, New Jersey, Municipal Utility and Lease, GO, Refunding,
                                               Series C, 5.10% due 12/01/2017 (d)                                             3,276
           ------------------------------------------------------------------------------------------------------------------------
                                               Passaic County, New Jersey, GO, Refunding (c):
           NR*         Aaa             2,360         5.25% due 6/01/2015                                                      2,621
           NR*         Aaa             2,350         5.25% due 6/01/2016                                                      2,594
           ------------------------------------------------------------------------------------------------------------------------
                                               Paterson, New Jersey, Public School District, COP (d):
           NR*         Aaa             1,980         6.125% due 11/01/2015                                                    2,333
           NR*         Aaa             2,000         6.25% due 11/01/2019                                                     2,375
           ------------------------------------------------------------------------------------------------------------------------
           AAA         Aaa             4,750   Port Authority of New York and New Jersey, Consolidated Revenue Refunding
                                               Bonds, AMT, 119th Series, 5.50% due 9/15/2019 (b)                              5,134


8       MUNIHOLDINGS NEW JERSEY INSURED FUND, INC.      JANUARY 31, 2004

Schedule of Investments (continued)                               (in Thousands)

           S&P         Moody's       Face
           Ratings     Ratings       Amount    Municipal Bonds                                                              Value
===================================================================================================================================
New Jersey (concluded)
-----------------------------------------------------------------------------------------------------------------------------------
                                               Port Authority of New York and New Jersey, Special Obligation Revenue
                                               Bonds, AMT (d):
           AAA         NR*           $ 2,375         DRIVERS, Series 192, 10.217% due 12/01/2025 (f)                      $   2,765
           NR*         Aaa             2,165         (JFK International Air Terminal LLC), RIB, Series 157, 10.24% due
                                                     12/01/2022 (f)                                                           2,648
           AAA         Aaa            13,500         (JFK International Air Terminal LLC), Series 6, 6.25% due 12/01/2011    15,690
           AAA         Aaa             1,500         (JFK International Air Terminal LLC), Series 6, 6.25% due 12/01/2015     1,745
           ------------------------------------------------------------------------------------------------------------------------
                                               South Jersey Port Corporation of New Jersey Revenue Refunding Bonds:
           A           NR*             3,750         4.50% due 1/01/2015                                                      3,878
           A           NR*             1,920         4.50% due 1/01/2016                                                      1,960
           A           NR*             1,500         5% due 1/01/2026                                                         1,520
           A           NR*             2,000         5.10% due 1/01/2033                                                      2,037
           ------------------------------------------------------------------------------------------------------------------------
                                               Tobacco Settlement Financing Corporation of New Jersey Revenue Bonds:
           BBB         Baa2            7,640         6.75% due 6/01/2039                                                      7,488
           BBB         Baa2            7,820         7% due 6/01/2041                                                         7,926
           ------------------------------------------------------------------------------------------------------------------------
           AAA         Aaa             4,325   Trenton, New Jersey, Parking Authority, Parking Revenue Bonds, DRIVERS,
                                               Series 221, 10.76% due 4/01/2010 (b)(e)(f)                                     5,969
           ------------------------------------------------------------------------------------------------------------------------
           AAA         Aaa             4,740   University of Medicine and Dentistry, New Jersey, Revenue Bonds, Series A,
                                               5.50% due 12/01/2027 (a)                                                       5,164
           ------------------------------------------------------------------------------------------------------------------------
                                               West Deptford Township, New Jersey, GO (b):
           NR*         Aaa             4,170         5.625% due 9/01/2026                                                     4,568
           NR*         Aaa             4,410         5.625% due 9/01/2027                                                     4,834
           NR*         Aaa             3,615         5.625% due 9/01/2028                                                     3,965
           NR*         Aaa             4,940         5.625% due 9/01/2029                                                     5,421
           ------------------------------------------------------------------------------------------------------------------------
                                               West Orange, New Jersey, Board of Education, COP (d):
           NR*         Aaa             2,040         5.75% due 10/01/2014                                                     2,355
           NR*         Aaa             3,615         6% due 10/01/2024                                                        4,133
===================================================================================================================================
Puerto Rico--7.6%
-----------------------------------------------------------------------------------------------------------------------------------
                                               Puerto Rico Electric Power Authority, Power Revenue Bonds:
           AAA         Aaa            10,000         Series HH, 5.25% due 7/01/2029 (c)                                      10,585
           AAA         Aaa             2,355         Series X, 5.50% due 7/01/2025 (d)                                        2,463
           ------------------------------------------------------------------------------------------------------------------------
                                               Puerto Rico Industrial, Tourist, Educational, Medical and Environmental
                                               Control Facilities Revenue Bonds, Series A:
           AAA         Aaa             1,780         (Hospital Auxilio Mutuo Obligation Group), 6.25% due 7/01/2024 (d)       1,882
           AA          Aa2             1,750         (Hospital de la Concepcion), 6.50% due 11/15/2020                        1,989
           ------------------------------------------------------------------------------------------------------------------------
           AAA         Aaa             7,120   Puerto Rico Public Financing Corporation Revenue Bonds (Commonwealth
                                               Appropriation), Series A, 5.50% due 8/01/2019 (d)                              7,968
           ------------------------------------------------------------------------------------------------------------------------
                                               Total Municipal Bonds (Cost--$469,400)--156.3%                               512,008
           ========================================================================================================================


        MUNIHOLDINGS NEW JERSEY INSURED FUND, INC.      JANUARY 31, 2004       9

[LOGO] Merrill Lynch Investment Managers

Schedule of Investments (concluded)                               (in Thousands)

                                     Shares
                                     Held      Short-Term Investments                                                        Value
           ========================================================================================================================
                                     13,928    CMA New Jersey Municipal Money Fund (h)                                    $  13,928
           ------------------------------------------------------------------------------------------------------------------------
                                               Total Short-Term Investments (Cost--$13,928)--4.2%                            13,928
           ========================================================================================================================
           Total Investments (Cost--$483,328)--160.5%                                                                       525,936

           Unrealized Depreciation on Forward Interest Rate Swaps--Net***--(0.1%)                                              (445)

           Other Assets Less Liabilities--1.6%                                                                                5,164

           Preferred Stock, at Redemption Value--(62.0%)                                                                   (203,008)
                                                                                                                          ---------
           Net Assets Applicable to Common Stock--100.0%                                                                  $ 327,647
                                                                                                                          =========

(a)   AMBAC Insured.
(b)   FGIC Insured.
(c)   FSA Insured.
(d)   MBIA Insured.
(e)   Prerefunded.
(f) The interest rate is subject to change periodically and inversely based upon prevailing market rates. The interest rate shown is the rate in effect at January 31, 2004.
(g)   Escrowed to maturity.
(h) Investments in companies considered to be an affiliate of the Fund (such companies are defined as "Affiliated Companies" in Section 2(a)(3) of the Investment Company Act of 1940) are as follows:

                                                                  (in Thousands)
      --------------------------------------------------------------------------
                                                              Net       Dividend
      Affiliate                                            Activity      Income
      --------------------------------------------------------------------------
      CMA New Jersey Municipal
        Money Fund                                          12,919        $21
      --------------------------------------------------------------------------

*     Not Rated.
** Represents a zero coupon or step bond; the interest rate shown reflects the effective yield at the time of purchase by the Fund.
*** Forward interest rate swaps entered into as of January 31, 2004 were as follows:

                                                                  (in Thousands)
      --------------------------------------------------------------------------
                                                                    Unrealized
                                                    Notional       Appreciation
                                                     Amount       (Depreciation)
      --------------------------------------------------------------------------
      Receive a variable rate equal to
        7-Day Bond Market Association
        Municipal Swap Index Rate and pay
        a fixed rate of 4.115%

      Broker, Morgan Stanley Capital
        Services, Inc.
        Expires March 2024                          $56,000             $   569

      Receive a variable rate equal to
        3-Month USD LIBOR at quarterly
        reset date and pay a fixed rate
        equal to 4.863%

      Broker, J.P. Morgan Chase Bank
        Expires February 2014                       $33,600              (1,014)
      --------------------------------------------------------------------------
      Total                                                             $  (445)
                                                                        =======

      See Notes to Financial Statements.

Quality Profile

The quality ratings of securities in the Fund as of January 31, 2004 were as follows:

--------------------------------------------------------------------------------
                                                                     Percent of
                                                                        Total
S&P Rating/Moody's Rating                                            Investments
--------------------------------------------------------------------------------
AAA/Aaa .............................................................   84.0%
AA/Aa ...............................................................    4.7
A/A .................................................................    3.7
BBB/Baa .............................................................    5.0
Other* ..............................................................    2.6
--------------------------------------------------------------------------------

*     Temporary investments in short-term securities.


10      MUNIHOLDINGS NEW JERSEY INSURED FUND, INC.      JANUARY 31, 2004

Statement of Net Assets

As of January 31, 2004
==================================================================================================================
Assets
------------------------------------------------------------------------------------------------------------------
                       Investments, at value (identified cost--$483,327,772)                         $ 525,936,461
                       Unrealized appreciation on forward interest rate swaps                              569,016
                       Cash .................................................                               71,344
                       Receivables:
                          Interest ..........................................     $   5,606,285
                          Dividends from affiliates .........................               358          5,606,643
                                                                                  -------------
                       Prepaid expenses .....................................                                9,459
                                                                                                     -------------
                       Total assets .........................................                          532,192,923
                                                                                                     -------------
==================================================================================================================
Liabilities
------------------------------------------------------------------------------------------------------------------
                       Unrealized depreciation on forward interest rate swaps                            1,014,115
                       Payables:
                          Investment adviser ................................           252,195
                          Dividends to Common Stock shareholders ............           213,059
                          Other affiliates ..................................             4,684            469,938
                                                                                  -------------
                       Accrued expenses .....................................                               53,775
                                                                                                     -------------
                       Total liabilities ....................................                            1,537,828
                                                                                                     -------------
==================================================================================================================
Preferred Stock
------------------------------------------------------------------------------------------------------------------
                       Preferred Stock, at redemption value, par value $.10 per
                         share (1,360 Series A Shares, 1,360 Series B Shares,
                         2,400 Series C Shares, 1,880 Series D Shares and 1,120
                         Series E Shares of AMPS* issued and outstanding at
                         $25,000 per share liquidation preference) ..........                          203,008,371
                                                                                                     -------------
==================================================================================================================
Net Assets Applicable to Common Stock
------------------------------------------------------------------------------------------------------------------
                       Net assets applicable to Common Stock ................                        $ 327,646,724
                                                                                                     =============
==================================================================================================================
Analysis of Net Assets Applicable to Common Stock
------------------------------------------------------------------------------------------------------------------
                       Common Stock, par value $.10 per share (21,038,614 shares
                        issued and outstanding) .............................                        $   2,103,861
                       Paid-in capital in excess of par .....................                          316,254,529
                       Undistributed investment income--net .................     $   5,473,176
                       Accumulated realized capital losses on investments--net      (38,348,432)
                       Unrealized appreciation on investments--net ..........        42,163,590
                                                                                  -------------
                       Total accumulated earnings--net ......................                            9,288,334
                                                                                                     -------------
                       Total--Equivalent to $15.57 net asset value per share of
                        Common Stock (market price--$14.91) .................                        $ 327,646,724
                                                                                                     =============

*     Auction Market Preferred Stock.

      See Notes to Financial Statements.


        MUNIHOLDINGS NEW JERSEY INSURED FUND, INC.      JANUARY 31, 2004      11

[LOGO] Merrill Lynch Investment Managers

Statement of Operations

For the Six Months Ended January 31, 2004
==================================================================================================================
Investment Income
------------------------------------------------------------------------------------------------------------------
                       Interest .............................................                        $  13,089,569
                       Dividends from affiliates ............................                               21,251
                                                                                                     -------------
                       Total income .........................................                           13,110,820
                                                                                                     -------------
==================================================================================================================
Expenses
------------------------------------------------------------------------------------------------------------------
                       Investment advisory fees .............................     $   1,457,368
                       Commission fees ......................................           260,135
                       Accounting services ..................................            86,333
                       Transfer agent fees ..................................            39,465
                       Professional fees ....................................            30,488
                       Printing and shareholder reports .....................            21,688
                       Directors' fees and expenses .........................            16,762
                       Listing fees .........................................            14,582
                       Custodian fees .......................................            14,466
                       Pricing fees .........................................             8,640
                       Other ................................................            20,331
                                                                                  -------------
                       Total expenses before waiver and reimbursement .......         1,970,258
                       Waiver and reimbursement of expenses .................          (142,486)
                                                                                  -------------
                       Total expenses after waiver and reimbursement ........                            1,827,772
                                                                                                     -------------
                       Investment income--net ...............................                           11,283,048
                                                                                                     -------------
==================================================================================================================
Realized & Unrealized Gain (Loss) on Investments--Net
------------------------------------------------------------------------------------------------------------------
                       Realized loss on investments--net ....................                           (1,354,517)
                       Change in unrealized appreciation on investments--net                            24,073,995
                                                                                                     -------------
                       Total realized and unrealized gain on investments--net                           22,719,478
                                                                                                     -------------
==================================================================================================================
Dividends to Preferred Stock Shareholders
------------------------------------------------------------------------------------------------------------------
                       Investment income--net ...............................                             (888,195)
                                                                                                     -------------
                       Net Increase in Net Assets Resulting from Operations .                        $  33,114,331
                                                                                                     =============

      See Notes to Financial Statements.


12      MUNIHOLDINGS NEW JERSEY INSURED FUND, INC.      JANUARY 31, 2004

Statements of Changes in Net Assets

                                                                                   For the Six          For the
                                                                                  Months Ended         Year Ended
                                                                                   January 31,          July 31,
Increase (Decrease) in Net Assets:                                                     2004               2003
==================================================================================================================
Operations
------------------------------------------------------------------------------------------------------------------
                       Investment income--net ...............................     $  11,283,048      $  22,643,163
                       Realized loss on investments--net ....................        (1,354,517)        (1,721,743)
                       Change in unrealized appreciation on investments--net         24,073,995         (9,536,846)
                       Dividends to Preferred Stock shareholders ............          (888,195)        (1,964,923)
                                                                                  --------------------------------
                       Net increase in net assets resulting from operations .        33,114,331          9,419,651
                                                                                  --------------------------------
==================================================================================================================
Dividends to Common Stock Shareholders
------------------------------------------------------------------------------------------------------------------
                       Investment income--net ...............................        (9,593,607)       (18,808,521)
                                                                                  --------------------------------
                       Net decrease in net assets resulting from dividends to
                        Common Stock shareholders ...........................        (9,593,607)       (18,808,521)
                                                                                  --------------------------------
==================================================================================================================
Net Assets Applicable to Common Stock
------------------------------------------------------------------------------------------------------------------
                       Total increase (decrease) in net assets applicable to
                        Common Stock ........................................        23,520,724         (9,388,870)
                       Beginning of year ....................................       304,126,000        313,514,870
                                                                                  --------------------------------
                       End of year* .........................................     $ 327,646,724      $ 304,126,000
                                                                                  ================================
                          * Undistributed investment income--net ............     $   5,473,176      $   4,671,930
                                                                                  ================================

      See Notes to Financial Statements.


        MUNIHOLDINGS NEW JERSEY INSURED FUND, INC.      JANUARY 31, 2004      13

[LOGO] Merrill Lynch Investment Managers

Financial Highlights

The following per share data and ratios have been derived          For the Six
from information provided in the financial statements.             Months Ended              For the Year Ended July 31,
                                                                    January 31,   ------------------------------------------------
Increase (Decrease) in Net Asset Value:                                2004          2003         2002        2001++        2000++
==================================================================================================================================
Per Share Operating Performance
----------------------------------------------------------------------------------------------------------------------------------
            Net asset value, beginning of period ...............    $  14.46      $  14.90     $  14.54     $  13.14      $  14.47
                                                                    --------------------------------------------------------------
            Investment income--net .............................         .54+         1.08+        1.06+        1.08          1.07
            Realized and unrealized gain (loss) on
             investments--net ..................................        1.07          (.54)         .31         1.39         (1.27)
            Dividends and distributions to Preferred
             Stock shareholders:
               Investment income--net ..........................        (.04)         (.09)        (.15)        (.34)         (.35)
               Capital write-off resulting from issuance of
                Preferred Stock ................................          --            --           --           --@           --
                                                                    --------------------------------------------------------------
            Total from investment operations ...................        1.57           .45         1.22         2.13          (.55)
                                                                    --------------------------------------------------------------
            Less dividends to Common Stock shareholders from
               investment income--net ..........................        (.46)         (.89)        (.86)        (.73)         (.78)
                                                                    --------------------------------------------------------------
            Capital write-off resulting from issuance of
             Common Stock ......................................          --            --           --           --@           --
                                                                    --------------------------------------------------------------
            Net asset value, end of period .....................    $  15.57      $  14.46     $  14.90     $  14.54      $  13.14
                                                                    ==============================================================
            Market price per share, end of period ..............    $  14.91      $  13.59     $  14.24     $  12.64      $11.6875
                                                                    ==============================================================
==================================================================================================================================
Total Investment Return***
----------------------------------------------------------------------------------------------------------------------------------
            Based on market price per share ....................       13.24%@@       1.61%       20.01%       14.60%        (7.13%)
                                                                    ==============================================================
            Based on net asset value per share .................       11.14%@@       3.32%        9.16%       17.26%        (3.04%)
                                                                    ==============================================================
==================================================================================================================================
Ratios Based on Average Net Assets of Common Stock
----------------------------------------------------------------------------------------------------------------------------------
            Total expenses, net of waiver and reimbursement
              and excluding reorganization expenses** ..........        1.13%*        1.15%        1.19%        1.18%         1.27%
                                                                    ==============================================================
            Total expenses, net of waiver and reimbursement** ..        1.13%*        1.15%        1.22%        1.18%         1.55%
                                                                    ==============================================================
            Total expenses** ...................................        1.22%*        1.23%        1.29%        1.29%         1.67%
                                                                    ==============================================================
            Total investment income--net** .....................        6.96%*        7.05%        7.32%        7.72%         8.52%
                                                                    ==============================================================
            Amount of dividends to Preferred Stock shareholders          .55%*         .61%        1.00%        2.43%         2.96%
                                                                    ==============================================================
            Investment income--net, to Common Stock shareholders        6.41%*        6.44%        6.32%        5.29%         5.56%
                                                                    ==============================================================
==================================================================================================================================
Ratios Based on Average Net Assets of Common & Preferred Stock**
----------------------------------------------------------------------------------------------------------------------------------
            Total expenses, net of waiver and reimbursement and
              excluding reorganization expenses ................         .69%*         .71%         .72%         .69%          .72%
                                                                    ==============================================================
            Total expenses, net of waiver and reimbursement ....         .69%*         .71%         .73%         .69%          .88%
                                                                    ==============================================================
            Total expenses .....................................         .74%*         .75%         .78%         .76%          .94%
                                                                    ==============================================================
            Total investment income--net .......................        4.26%*        4.32%        4.40%        4.53%         4.81%
                                                                    ==============================================================


14      MUNIHOLDINGS NEW JERSEY INSURED FUND, INC.      JANUARY 31, 2004

Financial Highlights (concluded)

                                                                   For the Six
The following per share data and ratios have been derived          Months Ended             For the Year Ended July 31,
from information provided in the financial statements.             January 31,    -------------------------------------------------
                                                                      2004          2003         2002          2001++        2000++
===================================================================================================================================
Ratios Based on Average Net Assets of Preferred Stock
-----------------------------------------------------------------------------------------------------------------------------------
                       Dividends to Preferred Stock shareholders         .86%*         .97%        1.51%         3.46%         3.84%
                                                                    ===============================================================
===================================================================================================================================
Supplemental Data
-----------------------------------------------------------------------------------------------------------------------------------
                       Net assets applicable to Common Stock,
                        end of period (in thousands) ...........    $327,647      $304,126     $313,515      $305,913      $234,135
                                                                    ===============================================================
                       Preferred Stock outstanding, end of
                        period (in thousands) ..................    $203,000      $203,000     $203,000      $203,000      $175,000
                                                                    ===============================================================
                       Portfolio turnover ......................        2.30%        28.89%       20.05%        55.60%       100.11%
                                                                    ===============================================================
===================================================================================================================================
Leverage
-----------------------------------------------------------------------------------------------------------------------------------
                       Asset coverage per $1,000 ...............    $  2,614      $  2,498     $  2,544      $  2,507      $  2,338
                                                                    ===============================================================
===================================================================================================================================
Dividends Per Share on Preferred Stock Outstanding+++
-----------------------------------------------------------------------------------------------------------------------------------
                       Series A--Investment income--net ........    $    106      $    233     $    356      $    830      $    896
                                                                    ===============================================================
                       Series B--Investment income--net ........    $    109      $    240     $    381      $    872      $    898
                                                                    ===============================================================
                       Series C--Investment income--net ........    $    117      $    247     $    389      $    871      $    439
                                                                    ===============================================================
                       Series D--Investment income--net ........    $    108      $    240     $    363      $    901      $    418
                                                                    ===============================================================
                       Series E--Investment income--net ........    $    100      $    247     $    393      $    310            --
                                                                    ===============================================================

*     Annualized.
**    Do not reflect the effect of dividends to Preferred Stock shareholders.
*** Total investment returns based on market value, which can be significantly greater or lesser than the net asset value, may result in substantially different returns. Total investment returns exclude the effects of sales charges. If applicable, the Fund's Investment Adviser waived a portion of its man agement fee. Without such waiver, the Fund's performance would have been lower.
+     Based on average shares outstanding.
++ Certain prior year amounts have been reclassified to conform to current year presentation.
+++   The Fund's Preferred Stock was issued on October 19, 1998 (Series A and
      B), March 6, 2000 (Series C and D) and March 5, 2001 (Series E).
@     Amount is less than $(.01) per share.
@@    Aggregate total investment return.

      See Notes to Financial Statements.


        MUNIHOLDINGS NEW JERSEY INSURED FUND, INC.      JANUARY 31, 2004      15

[LOGO] Merrill Lynch Investment Managers

Notes to Financial Statements

1. Significant Accounting Policies:

MuniHoldings New Jersey Insured Fund, Inc. (the "Fund") is registered under the Investment Company Act of 1940, as amended, as a non-diversified, closed-end management investment company. The Fund's financial statements are prepared in conformity with accounting principles generally accepted in the United States of America, which may require the use of management accruals and estimates. These unaudited financial statements reflect all adjustments, which are, in the opinion of management, necessary to a fair statement of the results for the interim period presented. All such adjustments are of a normal, recurring nature. The Fund determines and makes available for publication the net asset value of its Common Stock on a weekly basis. The Fund's Common Stock is listed on the New York Stock Exchange under the symbol MUJ. The following is a summary of significant accounting policies followed by the Fund.

a) Valuation of investments -- Municipal bonds are traded primarily in the over-the-counter markets and are valued at the last available bid price in the over-the-counter market or on the basis of yield equivalents as obtained by the Fund's pricing service from one or more dealers that make markets in the securities. Financial futures contracts and options thereon, which are traded on exchanges, are valued at their closing prices as of the close of such exchanges. Options written or purchased are valued at the last sale price in the case of exchange-traded options. In the case of options traded in the over-the-counter market, valuation is the last asked price (options written) or the last bid price (options purchased). Swap agreements are valued by quoted fair values received daily by the Fund from the counterparty. Short-term investments with a remaining maturity of sixty days or less are valued at amortized cost, which approximates market value. Securities and assets for which market quotations are not readily available are valued at fair value as determined in good faith by or under the direction of the Board of Directors of the Fund, including valuations furnished by a pricing service retained by the Fund, which may utilize a matrix system for valuations. The procedures of the pricing service and its valuations are reviewed by the officers of the Fund under the general supervision of the Board of Directors.

(b) Derivative financial instruments -- The Fund may engage in various portfolio investment strategies both to increase the return of the Fund and to hedge, or protect, its exposure to interest rate movements and movements in the securities markets. Losses may arise due to changes in the value of the contract or if the counterparty does not perform under the contract.

o Financial futures contracts -- The Fund may purchase or sell financial futures contracts and options on such futures contracts. Futures contracts are contracts for delayed delivery of securities at a specific future date and at a specific price or yield. Upon entering into a contract, the Fund deposits and maintains as collateral such initial margin as required by the exchange on which the transaction is effected. Pursuant to the contract, the Fund agrees to receive from or pay to the broker an amount of cash equal to the daily fluctuation in value of the contract. Such receipts or payments are known as variation margin and are recorded by the Fund as unrealized gains or losses. When the contract is closed, the Fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed.

o Options -- The Fund may write covered call options and purchase call and put options. When the Fund writes an option, an amount equal to the premium received by the Fund is reflected as an asset and an equivalent liability. The amount of the liability is subsequently marked to market to reflect the current market value of the option written.

      When a security is purchased or sold through an exercise of an option, the related premium paid (or received) is added to (or deducted from) the basis of the security acquired or deducted from (or added to) the proceeds of the security sold. When an option expires (or the Fund enters into a closing transaction), the Fund realizes a gain or loss on the option to the extent of the premiums received or paid (or gain or loss to the extent the cost of the closing transaction exceeds the premium paid or received).

      Written and purchased options are non-income producing investments.


16      MUNIHOLDINGS NEW JERSEY INSURED FUND, INC.      JANUARY 31, 2004

o Forward interest rate swaps -- The Fund may enter into forward interest rate swaps. In a forward interest rate swap, the Fund and the counterparty agree to make periodic net payments on a specified notional contract amount, commencing on a specified future effective date, unless terminated earlier. When the agreement is closed, the Fund records a realized gain or loss in an amount equal to the value of the agreement.

(c) Income taxes -- It is the Fund's policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its taxable income to its shareholders. Therefore, no Federal income tax provision is required.

(d) Security transactions and investment income -- Security transactions are recorded on the dates the transactions are entered into (the trade dates). Realized gains and losses on security transactions are determined on the identified cost basis. Dividend income is recorded on the ex-dividend dates. Interest income is recognized on the accrual basis. The Fund amortizes all premiums and discounts on debt securities.

(e) Dividends and distributions -- Dividends from net investment income are declared and paid monthly. Distributions of capital gains are recorded on the ex-dividend dates.

2. Investment Advisory Agreement and Transactions with Affiliates:

The Fund has entered into an Investment Advisory Agreement with Fund Asset Management, L.P. ("FAM"). The general partner of FAM is Princeton Services, Inc. ("PSI"), an indirect, wholly-owned subsidiary of Merrill Lynch & Co., Inc. ("ML & Co."), which is the limited partner.

FAM is responsible for the management of the Fund's portfolio and provides the necessary personnel, facilities, equipment and certain other services necessary to the operations of the Fund. For such services, the Fund pays a monthly fee at an annual rate of .55% of the Fund's average weekly net assets, including proceeds from the issuance of Preferred Stock. For the six months ended January 31, 2004, FAM earned fees of $1,457,368, of which $120,339 was waived. For the six months ended January 31, 2004, FAM reimbursed the Fund in the amount of $22,147.

For the six months ended January 31, 2004, the Fund reimbursed FAM $5,551 for certain accounting services.

Certain officers and/or directors of the Fund are officers and/or directors of FAM, PSI, and/or ML & Co.

3. Investments:

Purchases and sales of investments, excluding short-term securities, for the six months ended January 31, 2004 were $11,676,102 and $23,830,325, respectively.

Net realized losses for the six months ended January 31, 2004 and net unrealized gains (losses) as of January 31, 2004 were as follows:

--------------------------------------------------------------------------------
                                                Realized            Unrealized
                                                 Losses           Gains (Losses)
--------------------------------------------------------------------------------
Long-term investments ................        $   (813,592)       $ 42,608,689
Forward interest rate swaps ..........            (540,925)           (445,099)
                                              --------------------------------
Total ................................        $ (1,354,517)       $ 42,163,590
                                              ================================

As of January 31, 2004, net unrealized appreciation for Federal income tax purposes aggregated $42,642,180, all of which related to appreciated securities. The aggregate cost of investments at January 31, 2004 for Federal income tax purposes was $483,294,281.

4. Stock Transactions:

The Fund is authorized to issue 200,000,000 shares of stock, including Preferred Stock, par value $.10 per share, all of which were initially classified as Common Stock. The Board of Directors is authorized, however, to reclassify any unissued shares of stock without approval of holders of Common Stock.

Preferred Stock

Auction Market Preferred Stock are shares of Preferred Stock of the Fund, with a par value of $.10 per share and a liquidation preference of $25,000 per share, plus accrued and unpaid dividends, that entitle their holders to receive cash dividends at an annual rate that may vary for the successive dividend periods. The yields in effect at January 31, 2004 were as follows: Series A, .85%; Series B, .85%; Series C, .80%; Series D, .81% and Series E, .526%.

The Fund pays commissions to certain broker-dealers at the end of each auction at an annual rate ranging from .25% to .375%, calculated on the proceeds of each auction. For the six months ended January 31, 2004, Merrill Lynch, Pierce, Fenner & Smith Incorporated, an affiliate of FAM, earned $137,671 as commissions.


        MUNIHOLDINGS NEW JERSEY INSURED FUND, INC.      JANUARY 31, 2004      17

[LOGO] Merrill Lynch Investment Managers

Notes to Financial Statements (concluded)

5. Capital Loss Carryforward:

On July 31, 2003, the Fund had a net capital loss carryfoward of $35,564,591, of which $2,713,832 expires in 2006, $4,022,894 expires in 2007, $1,794,104 expires in 2008, $26,797,867 expires in 2009 and $235,894 expires in 2011. This amount will be available to offset amounts of any future taxable gains.

6. Subsequent Event:

The Fund paid a tax-exempt income dividend to holders of Common Stock in the amount of $.079000 per share on February 26, 2004 to shareholders of record on February 13, 2004.

Officers and Directors

Terry K. Glenn, President and Director
Ronald W. Forbes, Director
Cynthia A. Montgomery, Director
Kevin A. Ryan, Director
Roscoe S. Suddarth, Director
Richard R. West, Director
Edward D. Zinbarg, Director
Kenneth A. Jacob, Senior Vice President
John M. Loffredo, Senior Vice President
Theodore R. Jaeckel Jr., Vice President
Donald C. Burke, Vice President and Treasurer
Brian D. Stewart, Secretary

--------------------------------------------------------------------------------
Charles C. Reilly, Director of MuniHoldings New Jersey Insured Fund, Inc., has recently retired. The Fund's Board of Directors wishes Mr. Reilly well in his retirement.
--------------------------------------------------------------------------------

Custodian

The Bank of New York
100 Church Street
New York, NY 10286

Transfer Agents

Common Stock:
The Bank of New York
101 Barclay Street
New York, NY 10286

Preferred Stock:
The Bank of New York
101 Barclay Street -- 7 West
New York, NY 10286

NYSE Symbol

MUJ

Dividend Policy

The Fund's dividend policy is to distribute all or a portion of its net investment income to its shareholders on a monthly basis. In order to provide shareholders with a more stable level of dividend distributions, the Fund may at times pay out less than the entire amount of net investment income earned in any particular month and may at times in any particular month pay out such accumulated but undistributed income in addition to net investment income earned in that month. As a result, the dividends paid by the Fund for any particular month may be more or less than the amount of net investment income earned by the Fund during such month. The Fund's current accumulated but undistributed net investment income, if any, is disclosed in the Statement of Net Assets, which comprises part of the financial information included in this report.


18      MUNIHOLDINGS NEW JERSEY INSURED FUND, INC.      JANUARY 31, 2004

Proxy Results

During the six-month period ended January 31, 2004, MuniHoldings New Jersey Insured Fund, Inc.'s Common Stock shareholders voted on the following proposal. The proposal was approved at a shareholders' meeting on January 30, 2004. A description of the proposal and number of shares voted are as follows:

----------------------------------------------------------------------------------------------------------------
                                                                               Shares Voted      Shares Withheld
                                                                                    For            From Voting
----------------------------------------------------------------------------------------------------------------
1. To elect the Fund's Directors:               Terry K. Glenn                  19,896,757           957,971
                                                Cynthia A. Montgomery           19,902,383           952,345
                                                Kevin A. Ryan                   19,901,835           952,893
                                                Roscoe S. Suddarth              19,901,294           953,434
                                                Edward D. Zinbarg               19,907,765           946,963
----------------------------------------------------------------------------------------------------------------

During the six-month period ended January 31, 2004, MuniHoldings New Jersey Insured Fund, Inc.'s Preferred Stock (Series A - E) shareholders voted on the following proposal. The proposal was approved at a shareholders' meeting on January 30, 2004. A description of the proposal and number of shares voted are as follows:

----------------------------------------------------------------------------------------------------------------
                                                                                Shares Voted     Shares Withheld
                                                                                    For            From Voting
----------------------------------------------------------------------------------------------------------------
1. To elect the Fund's Board of Directors:      Terry K. Glenn                     7,537                96
                                                Ronald W. Forbes                   7,537                96
                                                Cynthia A. Montgomery              7,538                95
                                                Kevin A. Ryan                      7,537                96
                                                Roscoe S. Suddarth                 7,537                96
                                                Richard R. West                    7,537                96
                                                Edward D. Zinbarg                  7,537                96
----------------------------------------------------------------------------------------------------------------

Electronic Delivery

The Fund offers electronic delivery of communications to its shareholders. In order to receive this service, you must register your account and provide us with e-mail information. To sign up for this service, simply access this website http://www.icsdelivery.com/live and follow the instructions. When you visit this site, you will obtain a personal identification number (PIN). You will need this PIN should you wish to update your e-mail address, choose to discontinue this service and/or make any other changes to the service. This service is not available for certain retirement accounts at this time.


        MUNIHOLDINGS NEW JERSEY INSURED FUND, INC.      JANUARY 31, 2004      19

[LOGO] Merrill Lynch Investment Managers                         www.mlim.ml.com

MuniHoldings New Jersey Insured Fund, Inc. seeks to provide shareholders with current income exempt from Federal income tax and New Jersey personal income taxes by investing in a portfolio of long-term, investment grade municipal obligations the interest on which, in the opinion of bond counsel to the issuer, is exempt from Federal income tax and New Jersey personal income taxes.

This report, including the financial information herein, is transmitted to shareholders of MuniHoldings New Jersey Insured Fund, Inc. for their information. It is not a prospectus. Past performance results shown in this report should not be considered a representation of future performance. The Fund has leveraged its Common Stock and intends to remain leveraged by issuing Preferred Stock to provide the Common Stock shareholders with a potentially higher rate of return. Leverage creates risks for Common Stock shareholders, including the likelihood of greater volatility of net asset value and market price of shares of the Common Stock, and the risk that fluctuations in the short-term dividend rates of the Preferred Stock may affect the yield to Common Stock shareholders. Statements and other information herein are as dated and are subject to change.

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities is available (1) without charge, upon request, by calling toll-free 1-800-MER-FUND (1-800-637-3863); (2) on www.mutualfunds.ml.com; and (3) on the Securities and Exchange Commission's website at http://www.sec.gov.

MuniHoldings New Jersey Insured Fund, Inc.
Box 9011
Princeton, NJ
08543-9011

                                                                #HOLDNJ2 -- 1/04

Item 2 - Code of Ethics - Not Applicable to this semi-annual report

Item 3 - Audit Committee Financial Expert - Not Applicable to this semi-annual report

Item 4 - Principal Accountant Fees and Services - Not Applicable to this semi-annual report

Item 5 - Audit Committee of Listed Registrants - Not Applicable to this semi-annual report

Item 6 - Reserved

Item 7 - Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies -

         Proxy Voting Policies and Procedures

         Each Fund's Board of Directors/Trustees has delegated to Merrill Lynch Investment Managers, L.P. and/or Fund Asset Management, L.P. (the "Investment Adviser") authority to vote all proxies relating to the Fund's portfolio securities. The Investment Adviser has adopted policies and procedures ("Proxy Voting Procedures") with respect to the voting of proxies related to the portfolio securities held in the account of one or more of its clients, including a Fund. Pursuant to these Proxy Voting Procedures, the Investment Adviser's primary objective when voting proxies is to make proxy voting decisions solely in the best interests of each Fund and its shareholders, and to act in a manner that the Investment Adviser believes is most likely to enhance the economic value of the securities held by the Fund. The Proxy Voting Procedures are designed to ensure that the Investment Adviser considers the interests of its clients, including the Funds, and not the interests of the Investment Adviser, when voting proxies and that real (or perceived) material conflicts that may arise between the Investment Adviser's interest and those of the Investment Adviser's clients are properly addressed and resolved.

         In order to implement the Proxy Voting Procedures, the Investment Adviser has formed a Proxy Voting Committee (the "Committee"). The Committee is comprised of the Investment Adviser's Chief Investment Officer (the "CIO"), one or more other senior investment professionals appointed by the CIO, portfolio managers and investment analysts appointed by the CIO and any other personnel the CIO deems appropriate. The Committee will also include two non-voting representatives from the Investment Adviser's Legal department appointed by the Investment Adviser's General Counsel. The Committee's membership shall be limited to full-time employees of the Investment Adviser. No person with any investment banking, trading, retail brokerage or research responsibilities for the Investment Adviser's affiliates may serve as a member of the Committee or participate in its decision making (except to the extent such person is asked by the Committee to present information to the Committee, on the same basis as other interested knowledgeable parties not affiliated with the Investment Adviser might be asked to do so). The Committee determines how to vote the proxies of all clients, including a Fund, that have delegated proxy voting authority to the Investment Adviser and seeks to ensure that all votes are consistent with the best interests of those clients and are free from unwarranted and inappropriate influences. The Committee establishes general proxy voting policies for the Investment Adviser and is responsible for determining how those policies are applied to specific proxy votes, in light of each issuer's unique structure, management, strategic options and, in certain circumstances, probable economic and other anticipated consequences of alternate actions. In so doing, the Committee may determine to vote a particular proxy in a manner contrary to its generally stated policies. In addition, the Committee will be responsible for ensuring that all reporting and recordkeeping requirements related to proxy voting are fulfilled.

         The Committee may determine that the subject matter of a recurring proxy issue is not suitable for general voting policies and requires a case-by-case determination. In such cases, the Committee may elect not to adopt a specific voting policy applicable to that issue. The Investment Adviser believes that certain proxy voting issues require investment analysis - such as approval of mergers and other significant corporate transactions - akin to investment decisions, and are, therefore, not suitable for general guidelines. The Committee may elect to adopt a common position for the Investment Adviser on certain proxy votes that are akin to investment decisions, or determine to permit the portfolio manager to make individual decisions on how best to maximize economic value for a Fund (similar to normal buy/sell investment decisions made by such portfolio managers). While it is expected that the Investment Adviser will generally seek to vote proxies over which the Investment Adviser exercises voting authority in a uniform manner for all the Investment Adviser's clients, the Committee, in conjunction with a Fund's portfolio manager, may determine that the Fund's specific circumstances require that its proxies be voted differently.

         To assist the Investment Adviser in voting proxies, the Committee has retained Institutional Shareholder Services ("ISS"). ISS is an independent adviser that specializes in providing a variety of fiduciary-level proxy-related services to institutional investment managers, plan sponsors, custodians, consultants, and other institutional investors. The services provided to the Investment Adviser by ISS include in-depth research, voting recommendations (although the Investment Adviser is not obligated to follow such recommendations), vote execution, and recordkeeping. ISS will also assist the Fund in fulfilling its reporting and recordkeeping obligations under the Investment Company Act.

         The Investment Adviser's Proxy Voting Procedures also address special circumstances that can arise in connection with proxy voting. For instance, under the Proxy Voting Procedures, the Investment Adviser generally will not seek to vote proxies related to portfolio securities that are on loan, although it may do so under certain circumstances. In addition, the Investment Adviser will vote proxies related to securities of foreign issuers only on a best efforts basis and may elect not to vote at all in certain countries where the Committee determines that the costs associated with voting generally outweigh the benefits. The Committee may at any time override these general policies if it determines that such action is in the best interests of a Fund.

From time to time, the Investment Adviser may be required to vote proxies in respect of an issuer where an affiliate of the Investment Adviser (each, an "Affiliate"), or a money management or other client of the Investment Adviser (each, a "Client") is involved. The Proxy Voting Procedures and the Investment Adviser's adherence to those procedures are designed to address such conflicts of interest. The Committee intends to strictly adhere to the Proxy Voting Procedures in all proxy matters, including matters involving Affiliates and Clients. If, however, an issue representing a non-routine matter that is material to an Affiliate or a widely known Client is involved such that the Committee does not reasonably believe it is able to follow its guidelines (or if the particular proxy matter is not addressed by the guidelines) and vote impartially, the Committee may, in its discretion for the purposes of ensuring that an independent determination is reached, retain an independent fiduciary to advise the Committee on how to vote or to cast votes on behalf of the Investment Adviser's clients.

         In the event that the Committee determines not to retain an independent fiduciary, or it does not follow the advice of such an independent fiduciary, the powers of the Committee shall pass to a subcommittee, appointed by the CIO (with advice from the Secretary of the Committee), consisting solely of Committee members selected by the CIO. The CIO shall appoint to the subcommittee, where appropriate, only persons whose job responsibilities do not include contact with the Client and whose job evaluations would not be affected by the Investment Adviser's relationship with the Client (or failure to retain such relationship). The subcommittee shall determine whether and how to vote all proxies on behalf of the Investment Adviser's clients or, if the proxy matter is, in their judgment, akin to an investment decision, to defer to the applicable portfolio managers, provided that, if the subcommittee determines to alter the Investment Adviser's normal voting guidelines or, on matters where the Investment Adviser's policy is case-by-case, does not follow the voting recommendation of any proxy voting service or other independent fiduciary that may be retained to provide research or advice to the Investment Adviser on that matter, no proxies relating to the Client may be voted unless the Secretary, or in the Secretary's absence, the Assistant Secretary of the Committee concurs that the subcommittee's determination is consistent with the Investment Adviser's fiduciary duties

         In addition to the general principles outlined above, the Investment Adviser has adopted voting guidelines with respect to certain recurring proxy issues that are not expected to involve unusual circumstances. These policies are guidelines only, and the Investment Adviser may elect to vote differently from the recommendation set forth in a voting guideline if the Committee determines that it is in a Fund's best interest to do so. In addition, the guidelines may be reviewed at any time upon the request of a Committee member and may be amended or deleted upon the vote of a majority of Committee members present at a Committee meeting at which there is a quorum.

         The Investment Adviser has adopted specific voting guidelines with respect to the following proxy issues:

o Proposals related to the composition of the Board of Directors of issuers other than investment companies. As a general matter, the Committee believes that a company's Board of Directors (rather than shareholders) is most likely to have access to important, nonpublic information regarding a company's business and prospects, and is therefore best-positioned to set corporate policy and oversee management. The Committee, therefore, believes that the foundation of good corporate governance is the election of qualified, independent corporate directors who are likely to diligently represent the interests of shareholders and oversee management of the corporation in a manner that will seek to maximize shareholder value over time. In individual cases, the Committee may look at a nominee's history of representing shareholder interests as a director of other companies or other factors, to the extent the Committee deems relevant.

o Proposals related to the selection of an issuer's independent auditors. As a general matter, the Committee believes that corporate auditors have a responsibility to represent the interests of shareholders and provide an independent view on the propriety of financial reporting decisions of corporate management. While the Committee will generally defer to a corporation's choice of auditor, in individual cases, the Committee may look at an auditors' history of representing shareholder interests as auditor of other companies, to the extent the Committee deems relevant.

o Proposals related to management compensation and employee benefits. As a general matter, the Committee favors disclosure of an issuer's compensation and benefit policies and opposes excessive compensation, but believes that compensation matters are normally best determined by an issuer's board of directors, rather than shareholders. Proposals to "micro-manage" an issuer's compensation practices or to set arbitrary restrictions on compensation or benefits will, therefore, generally not be supported.

o Proposals related to requests, principally from management, for approval of amendments that would alter an issuer's capital structure. As a general matter, the Committee will support requests that enhance the rights of common shareholders and oppose requests that appear to be unreasonably dilutive.

o Proposals related to requests for approval of amendments to an issuer's charter or by-laws. As a general matter, the Committee opposes poison pill provisions.

o Routine proposals related to requests regarding the formalities of corporate meetings.

o Proposals related to proxy issues associated solely with holdings of investment company shares. As with other types of companies, the Committee believes that a fund's Board of Directors (rather than its shareholders) is best-positioned to set fund policy and oversee management. However, the Committee opposes granting Boards of Directors authority over certain matters, such as changes to a fund's investment objective, that the Investment Company Act envisions will be approved directly by shareholders.

o Proposals related to limiting corporate conduct in some manner that relates to the shareholder's environmental or social concerns. The Committee generally believes that annual shareholder meetings are inappropriate forums for discussion of larger social issues, and opposes shareholder resolutions "micromanaging" corporate conduct or requesting release of information that would not help a shareholder evaluate an investment in the corporation as an economic matter. While the Committee is generally supportive of proposals to require corporate disclosure of matters that seem relevant and material to the economic interests of shareholders, the Committee is generally not supportive of proposals to require disclosure of corporate matters for other purposes.

Item 8 - Reserved

Item 9 - Submission of Matters to a Vote of Security Holders - Not Applicable

Item 10 - Controls and Procedures

10(a) - The registrant's certifying officers have reasonably designed such disclosure controls and procedures to ensure material information relating to the registrant is made known to us by others particularly during the period in which this report is being prepared. The registrant's certifying officers have determined that the registrant's disclosure controls and procedures are effective based on our evaluation of these controls and procedures as of a date within 90 days prior to the filing date of this report.

10(b) - There were no significant changes in the registrant's internal controls or in other factors that could significantly affect these controls subsequent to the date of their evaluation, including any corrective actions with regard to significant deficiencies and material weaknesses.

Item 11 - Exhibits attached hereto

11(a) - Not Applicable

11(b) - Attached hereto

        Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

        MuniHoldings New Jersey Insured Fund, Inc.


        By: /s/ Terry K. Glenn
            -----------------------------
            Terry K. Glenn,
            President of
            MuniHoldings New Jersey Insured Fund, Inc.

        Date: March 19, 2004

        Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.


        By: /s/ Terry K. Glenn
            -----------------------------
            Terry K. Glenn,
            President of
            MuniHoldings New Jersey Insured Fund, Inc.

        Date: March 19, 2004

        By: /s/ Donald C. Burke
            -----------------------------
            Donald C. Burke,
            Chief Financial Officer of
            MuniHoldings New Jersey Insured Fund, Inc.

        Date: March 19, 2004